

F.N.B. CORPORATION

(Unaudited)
(Dollars in thousands, except per share data)                                               2nd Qtr   For the Six Months
                                        2003                               2002            2003-2002    Ended June 30,
                                      ---------                        -------------       ---------  ------------------
                                 Second     First    Fourth     Third    Second     First   Percent                      Percent
Statement of earnings            Quarter   Quarter   Quarter   Quarter   Quarter   Quarter  Variance   2003      2002    Variance
---------------------           ------------------  -------------------------------------- ---------  ------------------ ---------
Interest income - taxable
  equivalent basis              $110,239  $105,796  $108,278  $109,036  $107,688  $107,507     2.4   $216,035  $215,195       0.4

Interest income                 $108,991  $104,510  $106,884  $107,596  $106,261  $106,043     2.6   $213,501  $212,304       0.6
Interest expense                  35,143    31,373    34,476    35,592    37,065    38,538    (5.2)    66,516    75,603     (12.0)
                                --------  --------  --------  --------  --------  --------           --------  --------
  Net interest income             73,848    73,137    72,408    72,004    69,196    67,505     6.7    146,985   136,701       7.5

Provision for loan losses          5,731     5,859     5,566     4,835     4,502     4,191    27.3     11,590     8,693      33.3
                                --------  --------  --------  --------  --------  --------            -------  --------
  Net interest income after
  provision                       68,117    67,278    66,842    67,169    64,694    63,314     5.3    135,395   128,008       5.8

Service charges                   13,499    12,424    12,478    12,178    11,663    10,622    15.7     25,923    22,285      16.3
Insurance commissions and fees     8,984     8,463     8,289     7,949     8,448     9,472     6.3     17,447    17,920      (2.6)
Securities commissions and fees    2,180     1,904     1,195     1,736     2,303     1,383    (5.3)     4,084     3,686      10.8
Trust income                       2,675     2,392     2,272     2,323     2,342     2,397    14.2      5,067     4,739       6.9
Gain on sale of securities           874       693       275     1,001       465       175    88.0      1,567       640     144.8
Gain on sale of mortgage loans     3,593     2,708     2,766     1,334     1,321     1,047   172.0      6,301     2,368     166.1
Other                              3,555     3,452     5,504     3,566     3,521     2,848     1.0      7,007     6,369      10.0
                                 -------   -------   -------   -------   -------  --------             ------    ------
  Total non-interest income       35,360    32,036    32,779    30,087    30,063    27,944    17.6     67,396    58,007      16.2

Salaries and employee benefits    38,141    36,767    34,881    34,181    33,011    33,142    15.5     74,908    66,153      13.2
Occupancy and equipment           11,628    10,507    10,565    10,132     9,410     9,405    23.6     22,135    18,815      17.6
Amortization of intangibles          848       821       396       953       932       837    (9.0)     1,669     1,769      (5.7)
Merger expenses                       --     1,014       510        --        --    41,855        *     1,014    41,855     (97.6)
Other                             17,226    16,429    18,642    16,973    16,628    16,991     3.6     33,655    33,619       0.1
                                  ------   -------    ------    ------   -------  --------            -------   -------
  Total non-interest expense      67,843    65,538    64,994    62,239    59,981   102,230    13.1    133,381   162,211     (17.8)

Income before income taxes        35,634    33,776    34,627    35,017    34,776   (10,972)    2.5     69,410    23,804     191.6
Income taxes                      10,978    10,448    10,489    10,886    10,827    (2,089)    1.4     21,426     8,738     145.2
                                 -------   -------   -------   -------   -------  --------            -------   -------
  Net income (loss)              $24,656   $23,328   $24,138   $24,131   $23,949   ($8,883)    3.0    $47,984   $15,066     218.5
                                 -------   -------   -------   -------   -------  --------            -------   -------
                                 -------   -------   -------   -------   -------  --------            -------   -------
  Earnings excluding
     merger expenses             $24,656   $23,987   $24,469   $24,131   $23,949   $21,329     3.0    $48,643   $45,278       7.4
                                 -------   -------   -------   -------   -------   -------            -------   -------
Average basic shares
 outstanding                  46,067,008 46,043,113 45,932,091 45,993,644 46,146,923 45,954,369 (0.2)46,052,374 46,060,053   (0.0)
Average diluted shares
 outstanding                  46,887,760 46,889,904 46,784,422 46,947,938 47,289,852 47,043,002 (0.9)46,888,288 47,164,275   (0.6)

Earnings per common share
--------------------------
Basic earnings per share            0.54      0.51      0.52      0.52      0.52     (0.19)    3.8       1.04      0.33     215.2
Diluted earnings per share          0.53      0.50      0.52      0.51      0.51     (0.19)    3.9       1.02      0.32     218.8

Earnings excluding merger
    expenses per common share
------------------------------
Basic earnings per share            0.54      0.52      0.53      0.52      0.52      0.46     3.8       1.06      0.98       8.2
Diluted earnings per share          0.53      0.51      0.52      0.51      0.51      0.45     3.9       1.04      0.96       8.3

Cash dividend per common share      0.24      0.21      0.21      0.21      0.21      0.18    14.3       0.45      0.39      15.4
Book value per common share                                                                             13.68     12.30      11.2
Tangible book value per common share                                                                     9.10      9.53      (4.5)

Performance ratios (earnings excluding merger expenses)
---------------------------------------------------------
Return on average shareholders'
 equity                            16.13%    16.02%    16.40%    16.55%    17.13%    14.94%             16.07%    16.02%
Return on average assets            1.20%     1.37%     1.39%     1.40%     1.43%     1.31%              1.28%     1.37%
Net interest margin (FTE)           4.11%     4.70%     4.67%     4.76%     4.70%     4.68%              4.38%     4.69%
Yield on earning assets (FTE)       6.03%     6.68%     6.85%     7.06%     7.16%     7.29%              6.34%     7.23%
Efficiency ratio (FTE)             60.65%    60.61%    60.50%    60.12%    59.57%    62.30%             61.02%    60.91%
Net overhead to average assets      1.59%     1.83%     1.82%     1.89%     1.78%     1.96%              1.71%     1.88%

Per share amounts and shares outstanding have been restated for the 5% stock dividend declared on April 28, 2003.

*Percent variance not meaningful



F.N.B. CORPORATION

(Unaudited)                                                                                   2nd Qtr     For the Six Months
(Dollars in thousands)               2003                              2002                 2003 - 2002    Ended June 30,
                                  ----------                      --------------            -----------   ------------------
                               Second       First    Fourth     Third     Second     First     Percent                       Percent
                               Quarter     Quarter   Quarter    Quarter   Quarter    Quarter   Variance   2003       2002   Variance
Average balances
------------------            --------------------- ------------------------------------------- ------  --------------------   -----
Total assets                  $8,209,473 $7,125,930 $6,983,409 $6,814,530 $6,725,939 $6,622,785  22.1 $7,667,129   $6,674,647   14.9
Earning assets                 7,330,080  6,424 201  6,271,320  6,123,991  6,031,545  5,980,336  21.5  6,876,197    6,006,082   14.5
Securities                     1,808,593  1,140,562    994,783    945,839    926,718    934,283  95.2  1,473,921      930,480   58.4
Loans, net of unearned         5,486,415  5,269,672  5,221,184  5,143,131  4,982,294  4,889,134  10.1  5,377,705    4,935,971    8.9
Allowance for loan losses         72,584     69,408     69,614     69,562     68,030     66,804   6.7     70,991       67,421    5.3
Intangibles                      213,564    110,012    107,478    104,352    106,607     89,097 100.3    162,029       98,496   64.5

Non-interest bearing deposits  1,019,616    924,765    910,269    878,131    883,338    839,563  15.4    972,233      861,571   12.8
Interest bearing deposits      5,086,476  4,531,765  4,481,532  4,441,940  4,438,455  4,368,108  14.6  4,808,212    4,403,476    9.2
  Total deposits               6,106,092  5,456,530  5,391,801  5,320,071  5,321,793  5,207,671  14.7  5,780,445    5,265,047    9.8
Short-term borrowings            642,171    493,898    421,096    408,184    397,176    403,050  61.7    568,404      400,097   42.1
Long-term debt                   741,414    467,936    466,917    393,832    337,371    342,220 119.8    604,577      339,783   77.9
Shareholders' equity             613,262    607,358    591,775    578,300    560,815    578,987   9.4    610,327      569,851    7.1

Asset quality data
--------------------
Non-accrual loans                $27,980    $26,301    $22,294    $23,119    $20,982    $22,357  33.4    $27,980      $20,982  33.4
Restructured loans                 6,099      5,975      5,915      5,188      6,168      6,248  (1.1)     6,099        6,168  (1.1)
                                 -------    -------    -------    -------    -------    -------          -------      -------
Non-performing loans              34,079     32,276     28,209     28,307     27,150     28,605  25.5     34,079       27,150  25.5

Other real estate owned            4,592      3,995      4,729      5,236      5,192      4,803 (11.6)     4,592        5,192 (11.6)
                                 -------    -------    -------    -------    -------    -------          -------      -------
Non-performing assets            $38,671    $36,271    $32,938    $33,543    $32,342    $33,408  19.6    $38,671      $32,342   19.6
                                 -------    -------    -------    -------    -------    -------          -------      -------
                                 -------    -------    -------    -------    -------    -------          -------      -------

Net loan charge-offs              $4,855     $5,571     $5,524     $4,270     $2,984     $4,358  62.7    $10,426       $7,342   42.0
Allowance for loan losses         72,076     71,200     68,406     68,365     67,799     66,281   6.3     72,076       67,799    6.3

Non-performing loans/total loans    0.61%      0.60%      0.54%      0.54%      0.53%      0.58%            0.61%     0.53%
Non-performing assets/total assets  0.47%      0.45%      0.46%      0.48%      0.48%      0.50%            0.47%     0.48%
Allowance for loan losses/total
  loans                             1.30%      1.31%      1.31%      1.31%      1.33%      1.35%            1.30%     1.33%
Allowance for loan losses/
     non-performing loans         211.50%    220.60%    242.50%    241.51%    249.72%    231.71%          211.50%   249.72%
Net loan charge-offs(annualized)
    /average loans                  0.35%      0.43%      0.42%      0.33%      0.24%      0.36%            0.39%     0.30%

Balances at period end
------------------------
Total assets                   8,266,396  8,078,010  7,090,232  6,981,396  6,749,232  6,731,501  22.5   8,266,396 6,749,232     22.5
Earning assets                 7,343,728  7,163,641  6,332,623  6,224,091  6,031,096  6,045,782  21.8   7,343,728 6,031,096     21.8
Securities                     1,762,240  1,721,512  1,075,183  1,004,839    910,745    926,572  93.5   1,762,240   910,745     93.5
Mortgage loans held for sale      27,369     18,761     24,177      8,009      2,860      2,873     *      27,369     2,860        *
Loans, net of unearned         5,544,317  5,419,135  5,220,504  5,201,140  5,093,416  4,915,438   8.9   5,544,317 5,093,416      8.9
Goodwill                         190,304    190,312     88,425     87,092     87,195     87,100 118.3     190,304    87,195    118.3

Non-interest bearing deposits  1,043,443  1,027,742    924,090   $899,962    906,065    901,175  15.2   1,043,443   906,065     15.2
Interest bearing deposits      5,071,602  5,039,351  4,502,067  4,449,347  4,424,259  4,416,589  14.6   5,071,602 4,424,259     14.6
  Total deposits               6,115,045  6,067,093  5,426,157  5,349,309  5,330,324  5,317,764  14.7   6,115,045 5,330,324     14.7
Short-term borrowings            713,401    552,895    515,780    476,526    407,157    421,925  75.2     713,401   407,157     75.2
Long-term debt                   591,183    628,419    450,647    466,108    332,675    342,581  77.7     591,183   332,675     77.7
Trust preferred securities       125,000    125,000         --         --         --         --     *     125,000        --        *
Shareholders' equity             630,875    608,641    598,596    583,650    570,934    548,639  10.5     630,875   570,934     10.5

*Percent variance not meaningful



F.N.B. CORPORATION
Affiliate Data Sheet
June 30, 2003

(Unaudited)
(Dollars in thousands)
                                             FNB of               FNB of               Charter              Regency
                                          Pennsylvania            Florida            Banking Corp.       Finance Company
                                        -----------------     ------------------    ----------------     ---------------
                                        Second      First     Second      First     Second     First     Second      First
Selected Earnings Data                  Quarter    Quarter    Quarter    Quarter    Quarter   Quarter    Quarter     Quarter
-----------------------                 -------------------   -------------------   -----------------    -------------------
Net interest income                     $37,522     $39,228    $27,988    $28,079     $4,015      --       $5,802    $5,628
Provision for loan losses                 2,519       2,737      1,738      1,732         90      --        1,384     1,390
Non-interest income                      11,576      13,339      7,752      5,097      1,020      --          442       468
Non-interest expense                     27,840      28,635     20,062     19,520      3,314      --        3,167     3,118
Net income                               13,294      14,673      9,363      8,097      1,100      --        1,089     1,004

Selected Balance Sheet Data - Period End
-----------------------------------------

Total assets                           4,428,660  4,260,418  2,874,882  2,839,791    759,947   795,599    148,408   145,552
Earning assets                         4,074,481  3,873,207  2,558,942  2,513,760    593,901   632,450    142,865   140,462
Securities                               921,432    762,139    404,323    448,820    422,867   461,471      4,106     1,882
Mortgage loans held for sale              26,155     18,387      1,214       --          --        --         --        --
Loans, net of unearned                 3,126,897  3,092,681  2,153,405  2,064,940    171,034   169,733    138,759   138,580
Allowance for loan losses                 39,808     40,114     23,143     22,067      2,603     2,506      6,523     6,512
Goodwill                                  21,832     21,832     51,940     51,823    104,739   104,877      1,809     1,809

Non-interest bearing deposits            420,436    415,740    414,835    420,119     46,017    39,673        --        --
Interest bearing deposits              2,965,685  2,914,216  1,882,988  1,862,098    397,325   441,828        --        --
  Total Deposits                       3,386,121  3,329,956  2,297,823  2,282,217    443,342   481,501        --        --

Short-term borrowings                    300,109    193,308    243,892    230,903     20,586    20,238     98,967    97,922
Long-term debt                           368,563    370,480     50,000     50,000    141,032   141,450     30,511    29,986
Stockholder's equity                     307,106    294,902    265,503    252,806    152,029   150,200     14,080    13,816

Performance ratios
----------------------

Return on average equity                  15.71%    17.75%     14.74%    13.12%     10.63%        **     31.53%    29.85%
Return on average assets                   1.21%     1.43%      1.32%     1.18%      0.66%        **      2.95%     2.75%
Net interest margin                        3.78%     4.20%      4.47%     4.67%      2.64%        **     16.34%    15.74%
Yield on earning assets                    5.84%     6.38%      6.02%     6.30%      3.93%        **     19.90%    19.78%
Efficiency ratio                          55.80%    53.60%     55.12%    58.00%     63.65%        **     50.72%    51.15%
Net overhead to average assets             1.49%     1.49%      1.73%     2.11%      1.35%        **      7.40%     7.33%
Allowance for loan losses/total loans      1.27%     1.30%      1.07%     1.07%      1.52%     1.48%      4.70%     4.70%


Other non-bank subsidiaries and eliminations which are necessary for purposes of reconciling to the consolidated amounts are not reflected above. Non-interest income for the first quarter of 2003 includes an intercompany transaction which resulted in a $2.3 million pre-tax gain on the sale of securities at FNB of Pennsylvania and an equivalent pre-tax loss at FNB Florida.

** Performance ratios not meaningful


(Unaudited)
(Dollars in thousands)
                                                         Roger              First National
                                                   Bouchard Insurance       Trust Company
                                                   ------------------      -----------------
                                                   Second     First        Second     First
Selected Earnings Data                             Quarter   Quarter       Quarter   Quarter
-----------------------                            ------------------      -----------------
Net interest income                                    $66       $39        $   --     $  --
Provision for loan losses                                --        --           --        --
Non-interest income                                  7,561     7,290          4,962    4,400
Non-interest expense                                 6,034     5,966          4,440    4,173
Net income                                             953       808            327      133

Selected Balance Sheet Data - Period End
-----------------------------------------

Total assets                                       35,393    34,895          6,022     5,449
Earning assets                                      1,955     3,332          2,191       651
Securities                                          1,955     3,332          2,191       651
Mortgage loans held for sale                           --        --            --        --
Loans, net of unearned                                 --        --            --        --
Allowance for loan losses                              --        --            --        --
Goodwill                                           12,972    12,972            --        --

Non-interest bearing deposits                          --        --            --        --
Interest bearing deposits                              --        --            --        --
  Total Deposits                                       --        --            --        --

Short-term borrowings                                  --        --            --        --
Long-term debt                                         563       960           509       504
Stockholder's equity                                24,960    24,407         3,798     3,472

Performance ratios
----------------------

Return on average equity                                 **        **         **        **
Return on average assets                                 **        **         **        **
Net interest margin                                      **        **         **        **
Yield on earning assets                                  **        **         **        **
Efficiency ratio                                         **        **         **        **
Net overhead to average assets                           **        **         **        **
Allowance for loan losses/total loans                    **        **         **        **


Other non-bank subsidiaries and eliminations which are necessary for purposes of reconciling to the consolidated amounts are not reflected above.


** Performance ratios not meaningful